UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
Alfacell Corporation
(Exact name of registrant as specified in its charter)
0-11088
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	22-2369085 (I.R.S. Employer Identification No.)
300 Atrium Drive, Somerset, NJ 08873
(Address of principal executive offices, with zip code)
(732) 652-4525
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 12, 2007, Alfacell Corporation (the “Company”) issued a press release announcing that it has confirmed that 290 evaluable events (patient deaths) have occurred in the Phase IIIb clinical trial of its lead compound, ONCONASE, for the treatment of patients with unresectable malignant mesothelioma. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release of Alfacell Corporation dated September 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: September 18, 2007	By:	/s/ Lawrence A. Kenyon

Lawrence A. Kenyon Executive Vice President, Chief Financial Officer and Secretary